Exhibit 1



                         DEBT SECURITIES UNDERWRITING AGREEMENT


                                                                          [Date]

             American Standard Inc.
             American Standard Companies Inc.
             One Centennial Avenue
             P.O. Box 6820
             Piscataway, NJ  08850-6820

             Dear Sirs:

                       The underwriter or underwriters named in Schedule I
             hereto (the "Underwriters"), acting through the firm or firms named in Schedule I-A hereto as representatives (the "Representatives"), understand that American Standard Inc., a Delaware corporation (the "Issuer" or "ASI"), proposes to issue and sell $ aggregate principal amount of the Issuer's
                  % due 1 (the "Securities") guaranteed as to payment of
             principal and interest by American Standard Companies Inc., and as designated in Schedule [ ] hereto, registered on Registration Statement No. 333-32627 under the Securities Act of 1933, as amended (the "Registration Statement").

                       Subject to the terms and conditions set forth herein or
             incorporated by reference herein and referred to below, the Issuer hereby agrees to sell to each of the Underwriters, and each of the Underwriters agree, severally and not jointly, to purchase from the Issuer, the principal amount of such Securities set forth in Schedule [ ] hereto. If the firm or firms named in Schedule I-A hereto include only the firm or firms named as Underwriters in
             Schedule I hereto, the terms "Underwriters" and "Representatives" shall each be deemed to refer to such firm or firms.

                       The Underwriters will pay for such Securities upon
             delivery thereof at the Closing Location and Closing Time set forth in Schedule II hereto.


             ----------------

             1    Insert Title of applicable Securities.





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                                           -2-



                       The Securities shall have the terms set forth in Schedule
             II hereto.

                       This Underwriting Agreement consists of the special
             provisions set forth herein and in the schedules hereto (the "Special Provisions") and such of the provisions contained in the document entitled American Standard Inc. Underwriting Agreement Standard Provisions (the "Standard Provisions") as are herein incorporated by reference. A copy of the Standard Provisions was or will be filed as an exhibit to or incorporated by reference into the Registration Statement. Unless otherwise provided in Schedule [ ] hereto, the Standard Provisions are herein incorporated by reference in their entirety and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein. References herein and therein to numbered sections of this Underwriting Agreement shall mean the numbered sections of the Standard Provisions.

                       Please confirm your agreement by (a) having an authorized
             officer sign a copy of this Underwriting Agreement in the space set forth below, and (b) returning the signed copy to us no later than 5:00 P.M., New York time, on the date hereof.

                                           Very truly yours,


                                           [NAME OF REPRESENTATIVE]


                                       By:


                                           For itself and as Representative
                                           of the other Underwriters named
                                      above

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                                      -3-



             ACCEPTED:


             AMERICAN STANDARD INC.


             By:  _______________________________
                  Name:
                  Title:




             AMERICAN STANDARD COMPANIES INC.


             By:  _______________________________
                  Name:
                  Title:

                                                                      SCHEDULE I



                                             PRINCIPAL AMOUNT OF OFFERED
             UNDERWRITER                     SECURITIES TO BE PURCHASED






                  Total                      $

                                                                    SCHEDULE I-A



                                REPRESENTATIVE(S)

                                                                     SCHEDULE II



             Indenture:        Senior Debt Indenture dated as of        ,
                               1997, as supplemented, among American Stan-dard Inc., American Standard Companies Inc.
                               and the Trustee named below

             Trustee:

             Title of Securi-      % Notes due 200_
             ties:

             Aggregate Princi- $ ,000,000 pal Amount:

             Initial Offering       % of the principal amount of the Secu-
             Price to Public:  rities, plus accrued interest, if any, from


             Purchase Price to      % of the principal amount of the Secu-
             Underwriters:     rities, plus accrued interest, if any, from


             Maturity:                    , 200__

             Interest Rate:         % per annum

             Interest Payment               and              commencing
             Dates:                      , 199__

             Redemption Provi- [The Senior Debt Securities are subject to sions: redemption at the option of the Company prior to maturity as described in the Pro-spectus] [The Senior Debt Securities are not subject to redemption at the option of the Company.]

             Sinking Fund Pro- [The Senior Debt Securities will not be en-
             visions: titled to the benefit of the sinking fund] [The Senior Debt Securities will be entitled to the benefit of a sinking fund as de-scribed in the Prospectus.]

             Closing Time:     [Date] at 9:00 A.M. New York time








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                                           -2-



             Closing Location:

             Funds for Payment
             of Purchase
             Price:            [Immediately available funds]

             Name and address for purposes of Section 11:

             Other Terms or    [N/A]
             Conditions:

                                                                    SCHEDULE III



             Indenture:        Senior Subordinated Debt Indenture dated as
                               of         , 1997, as supplemented, among
                               American Standard Inc., American Standard
                               Companies Inc. and the Trustee named below

             Trustee:

             Title of Securi- % Senior Subordinated Notes due 200_ ties:

             Aggregate Princi- $ ,000,000 pal Amount:

             Initial Offering       % of the principal amount of the Secu-
             Price to Public:  rities, plus accrued interest, if any, from


             Purchase Price to      % of the principal amount of the Secu-
             Underwriters:     rities, plus accrued interest, if any, from


             Maturity:                    , 200__

             Interest Rate:         % per annum

             Interest Payment               and              commencing
             Dates:                      , 199__

             Redemption Provi- [The Senior Subordinated Debt Securities are
             sions: subject to redemption at the option of the Company prior to maturity as described in the Prospectus] [The Senior Subordinated Debt Securities are not subject to redemption at the option of the Company]

             Sinking Fund Pro- [The Senior Subordinated Debt Securities
             visions: will not be entitled to the benefit of the sinking fund] [The Senior Subordinated Debt Securities will be entitled to the benefit of a sinking fund as described in the Prospectus]

             Closing Time:     [Date] at 9:00 A.M. New York time

             Closing Location:

             Funds for Payment
             of Purchase
             Price:            [Immediately available funds]

             Name and address for purposes of Section 11:

             Other Terms or    [N/A]
             Conditions:

                                                                     SCHEDULE IV



             Indenture:        Subordinated Debt Indenture dated as of
                                        , 1997, as supplemented, among
                               American Standard Inc., American Standard
                               Companies Inc. and the Trustee named below

             Trustee:

             Title of Securi- % Subordinated Notes due 200_ ties:

             Aggregate Princi- $ ,000,000 pal Amount:

             Initial Offering       % of the principal amount of the Secu-
             Price to Public:  rities, plus accrued interest, if any, from


             Purchase Price to      % of the principal amount of the Secu-
             Underwriters:     rities, plus accrued interest, if any, from


             Maturity:                    , 200__

             Interest Rate:         % per annum

             Interest Payment               and              commencing
             Dates:                      , 199__

             Redemption Provi- [The Subordinated Debt Securities are sub-
             sions: ject to redemption at the option of the Com-pany prior to maturity as described in the Prospectus] [The Subordinated Debt Securities are not subject to redemption at the option of the Company]

             Sinking Fund Pro- [The Subordinated Debt Securities will not visions: be entitled to the benefit of the sinking fund] [The Subordinated Debt Securities will be entitled to the benefit of a sinking fund as described in the Prospectus]

             Closing Time:     [Date] at 9:00 A.M. New York time

             Closing Location:

             Funds for Payment
             of Purchase
             Price:            [Immediately available funds]

             Name and address for purposes of Section 11:

             Other Terms or    [N/A]
             Conditions:

                             AMERICAN STANDARD INC.

                                 Debt Securities

                             UNDERWRITING AGREEMENT

                               STANDARD PROVISIONS

                           (Incorporated By Reference)


                    From time to time American Standard Inc., a Delaware corporation (the "Issuer"), may enter into one or more underwriting agreements that provide for the sale of designated debt securities to the several underwriters named therein. The Senior Debt Securities (as hereinafter defined) will be unconditionally guaranteed (the "Senior Debt Guarantees") as to payment of principal, premium, if any, and interest by the Issuer's parent, American Standard Companies Inc. (the "Guarantor" and together with the Issuer and the consolidated subsidiaries of the Guarantor, the "Company"), the Senior Subordinated Debt Securities (as hereinafter defined) will be unconditionally guaranteed on a senior subordinated basis (the _Senior Subordinated Debt Guaran- tees_) as to the payment of principal, premium, if any, and interest by the Guarantor, and the Subordinated Debt Securities (as hereinafter defined) will be unconditionally guaranteed on a subordinated basis (the "Subordinated Debt Guarantees" and, together with the Senior Debt Guarantees and the Senior Subordinated Debt Guarantees, the "Debt Guarantees") as to the payment of principal, premium, if any, and interest by the Guarantor. The standard provisions set forth herein (the "Standard Provisions") may be incorporated by reference in any such underwriting agreement. Such underwriting agreement, which shall consist of the special provisions (the "Special Provisions") set forth in the part of the Underwriting Agreement to be executed by the parties thereto (and accompanying schedules) and the Standard Provisions incorporated therein by reference, is herein called the "Underwriting Agreement" or this "Agreement." Unless otherwise provided, terms defined in the Special Provisions are used in the Standard Provisions as so defined. The Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts) and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. As used herein, the term "Execution Date" shall mean the date set forth on the first page of the Special Provisions.








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                                         -2-



                    The Company proposes to issue and sell up to $1,000,000,000 aggregate principal amount of its unsecured debt securities and related Debt Guarantees (the "Securities") which may be either "Senior Debt Securities", "Senior Subordinated Debt Securities" or "Subordinated Debt Securities" (each of which terms shall include the related Debt Guarantees) in one or more offerings on terms determined at or about the time of sale. The Senior Debt Securities, the Senior Subordinated Debt Securities and the Subordinated Debt Securities to be sold pursuant to the Underwriting Agreement will be issued under respective indentures dated as of , 1997, as further supplemented (the "Senior Debt Indenture", the "Senior Subordinated Debt Indenture" and the "Subordinated Debt Indenture", respectively, and collectively, the "Indentures"), among the Guarantor and the Issuer
                         and               and                and
                       , respectively (collectively, the "Trustee"). Each issue of Securities may vary as to specific designation, aggregate principal amount, maturity date, currency of payment, interest rate or rates and timing of payments thereof, redemption provisions and sinking fund requirements, if any, and any other variable terms which such Indenture contemplates may be set forth in the Securities as issued from time to time. As used herein, "Offered Securities" means the particular issue of Securities to be sold pursuant to the applicable Special Provisions.

                    The Issuer and the Guarantor have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-32627), including a prospectus relating to the Securities, which relates to the offering from time to time in accordance with Rule 415 under the Securities Act of 1933 (the "1933 Act") of up to $1,000,000,000 aggregate principal amount of Securities, and have filed amendments thereto as may have been required prior to the Execution Date. Such registration statement, as amended, has been declared effective by the Commission, and the Indentures have been qualified under the Trust Indenture Act of 1939 (the "1939 Act"). The term "Registration Statement" means such registration statement, including all exhibits thereto but excluding Form T-1 (as herein described), as amended to the Execution Date. The term "Basic Prospectus" means the prospectus included in such registration statement, as amended to the Execution Date. The term "Prospectus" means the Basic Prospectus together with the prospectus supplement specifically relating to the applicable Offered Securities, in the definitive form filed or to be filed pursuant to Rule 424 under the 1933 Act; and the term "Preliminary Prospectus" means the Basic Prospectus together with a preliminary prospectus supplement specifically relating to the applicable Offered Securities. Any reference herein to the Reg-








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                                         -3-



          istration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents or portions thereof incorporated by reference therein as of such date pursuant to the applicable form under the 1933 Act; and any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents or portions thereof filed after the Execution Date and during the time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the applicable Offered Securities and so incorporated by reference. Notwithstanding the foregoing, any statement contained in a document incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus which is modified by a statement contained in the Prospectus or in any other subsequently filed document which is or is deemed to be incorporated by reference in the Prospectus shall be deemed to constitute part of the Registration Statement and the Prospectus only as so modified, and any statement contained in a document incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus which is superseded or replaced by a statement contained in the Prospectus or in any other subsequently filed document which is or is deemed to be incorporated by reference in the Prospectus shall be deemed not to constitute a part of the Registration Statement and the Prospectus. The term "Underwriters' Securities" means the Offered Securities to be purchased by the Underwriters hereunder.

                    Section 1. REPRESENTATIONS AND WARRANTIES. The Issuer and the Guarantor represent and warrant to each of the Underwriters as follows:

                    (a) No order preventing or suspending the use of the
               applicable Prospectus has been issued by the Commission, and the applicable Prospectus, at the time of filing thereof, complied as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder (the _Regulations_), and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that as to the Underwriters, this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer and Guarantor by any Underwriter expressly for use therein.








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                                         -4-



                    (b) The documents incorporated by reference in the
               applicable Prospectus, when they were filed with the Commission, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents, as of their respective dates, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the applicable Prospectus of any further amendment or supplement thereto, when such documents are filed with the Commission, will comply as to form in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that as to the Underwriters, this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter expressly for use therein.

                    (c) Ernst & Young, LLP, certified the financial statements and schedules incorporated by reference in the Registration Statement and the Prospectus and are independent public accountants with respect to the Issuer and the Guarantor as required by the 1933 Act and the Regulations.

                    (d) The financial statements incorporated by reference in
               the Registration Statement and the Prospectus present fairly the financial position of the Issuer and Guarantor as at the dates indicated and the results of their operations for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein; and the supporting schedules incorporated by reference in the Registration Statement present fairly the information required to be stated therein.

                    (e) Except as set forth or referred to in the Registration
               Statement or applicable Prospectus, since the respective dates thereof no event or circumstance has occurred which would have a material adverse effect, on the financial position, stockholders' equity or consolidated results of operations of the Guarantor and its subsidiaries taken as a whole (a "Material Adverse Effect").

                    (f) The Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to possess such power or authority, or to be so qualified, would not have a Material Adverse Effect.

                    (g) The Issuer and each principal subsidiary listed on
               Exhibit A hereto (the "Principal Subsidiaries") of the Guarantor is a corporation duly organized and existing and in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as now being conducted and is duly qualified as a foreign corporation to transact business and is in good standing except as to subsidiaries or jurisdictions as to which the failure so to qualify would not have a Material Adverse Effect.

                    (h) The execution and delivery of this Agreement and the
               Indenture, the incurrence of the obligations set forth herein and therein and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action on the part of the Issuer and the Guarantor and will not conflict with or constitute a breach of, or default under, the charter or by-laws of the Issuer or the Guarantor or any bond, debenture, note or other evidence of indebtedness or any contract, indenture, mortgage, loan agreement or lease to which either of them is a party or by which either of them is bound or any law, administrative regulation or administrative or court decree.

                    Any certificate signed by any officer of the Issuer or the Guarantor and delivered to any Underwriter or counsel for the Underwriters in connection with an offering of Offered Securities shall be deemed a representation and warranty by the Issuer or the Guarantor, as the case may be, as to the matters covered thereby, to each Underwriter.








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                                         -6-



                    Section 2. PURCHASE, SALE AND DELIVERY. The Issuer is advised by the Representatives that the Underwriters propose to make a public offering of their respective portions of the Offered Securities as soon after this Agreement is entered into as in the Representatives' judgment is advisable. The terms of the public offering of the Offered Securities are set forth in the Prospectus.

                    Payment of the purchase price for, and delivery of, the Offered Securities shall be made in the funds, at the place or places, on the date and at the time (unless postponed in accordance with the provisions of Section 10) specified in Schedule II to the Special Provisions or at such other time or place as shall be agreed upon by the Representatives and the Issuer (such time and date being referred to as the "Closing Time"). Except as otherwise specified in Schedule II to the Special Provisions, payment shall be made to the Issuer by delivery of immediately available funds to an account specified by the Issuer or official bank check or checks in immediately available funds payable to the order of the Issuer against delivery to the Representatives for the respective accounts of the Underwriters of the Underwriters' Securities to be purchased by them. Such Underwriters' Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days prior to the Closing Time. Such Underwriters' Securities, which may be in temporary form, will be made available for examination and packaging by the Representatives in New York City or at such other place as shall be agreed upon by the Representatives and the Issuer on or before the first business day prior to the Closing Time.

                    Section 3. COVENANTS OF THE ISSUER AND GUARANTOR. The Issuer and Guarantor covenant with each Underwriter that:

                    (a) Immediately following the execution of this Agreement, the Issuer will prepare a supplement to the Basic Prospectus setting forth the principal amount of the Offered Securities and their terms that are not otherwise specified in the Indenture, the names of the Underwriters and the principal amount of Offered Securities which each severally has agreed to purchase, the names of the Representatives, the price at which the Offered Securities are to be purchased by the Underwriters from the Issuer, the initial public offering price, the selling concession and reallowance, if any, and such other information as the Representatives and the Issuer deem appropriate in connection with the offering of the Offered Securities. The Issuer will promptly transmit copies of the Prospectus to the Commission for fil-








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                                         -7-



               ing pursuant to Rule 424 of the Regulations and will furnish to the Underwriters as many copies of the Prospectus as the Representatives shall reasonably request.

                    (b) If at any time when a prospectus is required by the 1933
               Act to be delivered in connection with sales of the Offered Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel for the Issuer and the Guarantor, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of circumstances existing at the time it is delivered to a purchaser or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the Regulations, the Issuer and the Guarantor will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements.

                    (c) The Guarantor will make generally available to the
               Issuer's security holders as soon as practicable but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) an earnings statement (in form complying with the provisions of Section 11(a) of the 1933 Act, which need not be certified by independent certified public accountants unless required by the 1933 Act or the Regulations) covering a twelve-month period beginning not later than the first day of the Guarantor's fiscal quarter next following the Execution Date.

                    (d) During the period when a prospectus is required by the
               1933 Act to be delivered in connection with sales of the Offered Securities, the Issuer and the Guarantor will give the Representatives notice of their intention to file any amendment to the Registration Statement or any amendment or supplement to the applicable Prospectus, whether pursuant to the 1934 Act, the 1933 Act or otherwise, will furnish the Representatives with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement or other documents in a form in which the

               Representatives or counsel for the Underwriters shall reasonably object.

                    (e) During the period when a prospectus is required by the
               1933 Act to be delivered in connection with sales of the Offered Securities, the Issuer will notify the Representatives immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement,
               (ii) of the mailing or the delivery to the Commission for filing of any supplement to the applicable Prospectus, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement or the applicable Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the applicable Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Issuer will make every reasonable effort to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                    (f) The Issuer has previously delivered to Cahill Gordon &
               Reindel, counsel for the Underwriters, signed and conformed copies of the Registration Statement and of each amendment thereto filed prior to the date of this Agreement (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) and will also deliver to Cahill Gordon & Reindel a copy of each amendment to the Registration Statement filed after the date of this Agreement.

                    (g) The Issuer and the Guarantor will endeavor, in
               cooperation with the Representatives, to qualify the Offered Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate, and, in cooperation with the Representatives, will maintain such qualifications in effect for as long as may be required for the distribution of the Offered Securities; provided, however, that neither the Issuer nor the Guarantor shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not otherwise required to be so qualified.

                    (h) The Issuer and the Guarantor, during the period when a prospectus is required to be delivered under the 1933 Act in connection with the sale of the Offered Securities, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.

                    (i) The Issuer and the Guarantor agree not to offer or sell any of the Issuer's other debt securities, guaranteed by the Guarantor which are substantially similar to the Offered Securities prior to ten days after the time of purchase hereunder without the consent of the underwriters.

                    Section 4. CONDITIONS TO UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase the Underwriters' Securities are subject to the accuracy of the representations and warranties on the part of the Issuer and the Guarantor herein contained, to the accuracy of the statements of the officers of the Issuer and the Guarantor made in any certificate furnished pursuant to the provisions hereof, to the performance by the Issuer and the Guarantor of all of their covenants and other obligations hereunder and to the following further conditions:

                    (a) At the Closing Time no stop order suspending the
               effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                    (b) At the Closing Time the Representatives shall have
               received:

                         (i) The favorable opinion, dated as of the Closing
                    Time, of Richard A. Kalaher, Esq., General Counsel of the Issuer and the Guarantor, in form and substance satisfactory to the Representatives, to the effect that:

                              (A) Each of the Issuer and the Guarantor has been
                         duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified would not have a Material Adverse Effect;

                              (B) Each Principal Subsidiary incorporated within
                         the United States (a "U.S. Principal Subsidiary"), other than the Issuer, has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each U.S. Principal Subsidiary and of the Issuer have been duly and validly authorized and issued, are fully paid and non-assessable, and (except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims (other than liens, encumbrances, equities or claims existing under or permitted by the senior credit facilities) (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of fact upon certificates of officers of the Issuer, the Guarantor or their subsidiaries and of governmental officials, provided that such counsel shall state that he believes that you and he are justified in relying upon such opinions and certificates);

                              (C) To the best of such counsel's knowledge and
                         other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Guarantor or any of its subsidiaries is a party or of which any property of the Guarantor or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                              (D) Neither the Guarantor nor any of its U.S.
                         Principal Subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which it is a party or by which it or any of its properties may be bound except (other than with respect to such Certificate of Incorporation or By-laws) for such defaults which would not have a Material Adverse Effect;

                              (E) The compliance by the Guarantor and the Issuer
                         with all of the provisions of this Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Guarantor or any of its U.S. Principal Subsidiaries is a party or by which the Guarantor or any of its U.S. Principal Subsidiaries is subject, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation or Amended By-laws of the Issuer and Guarantor or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Guarantor or any of its U.S. Principal Subsidiaries or any of their properties except, in each case (other than with respect to such Restated Certificate of Incorporation and Amended By-laws), for such conflicts, violations, breaches or defaults which would not have a Material Adverse Effect or impair the Guarantor's or the Issuer's ability to perform its obligations hereunder;

                              (F) The Registration Statement and the Prospectus
                         and any further amendments and supplements thereto made by the Issuer and the Guarantor prior to the date hereof (other than financial statements and related schedules and other financial information contained or incorporated by reference therein, as to which such counsel need not express a belief) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus which are not filed or incorporated by reference as required.

                              (G) The documents incorporated by reference in the
                         Prospectus (other than the financial statements and related schedules and other financial information contained therein, as to which such counsel need express no belief), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and rules and regulations of the Commission thereunder;

                              (H) This Agreement has been duly authorized,
                         executed and delivered by the Issuer and the Guarantor.

                              (I) The Indenture has been duly and validly
                         authorized, executed and delivered by the Issuer and the Guarantor and constitutes the valid and binding agreement of each of them, enforceable against them in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles.

                              (J) The Offered Securities have been duly and
                         validly authorized by all necessary corporate action on the part of the Issuer and the Guarantor and, when executed and authenticated as specified in the Indenture and delivered against payment pursuant to this Agreement, will be valid and binding obligations of the Issuer and the Guarantor, enforceable against them in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles, and will be entitled to the benefits of the Indenture.

                              (K) The descriptions of the Indenture and the
                         Offered Securities set forth in the Prospectus are accurate and constitute fair summaries of such documents and instruments.

                              (L) The Indenture is qualified under the 1939 Act.

                              (M) The Registration Statement is effective under
                         the 1933 Act and, to the best of such counsel's knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                              (N) No consent, approval, authorization, order,
                         registration or qualification of or with any State of New York or Delaware or U.S. Federal court or governmental agency or body is required for the sale of the Offered Securities or the consummation by the Issuer or the Guarantor of the transactions contemplated by this Agreement, except the registration under the Act of the Offered Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Securities by the Underwriters (as to which such counsel need not express an opinion).

                    In addition to the matters set forth above, such opinion shall also include a statement to the effect that (i) such counsel has not checked the accuracy or completeness of, or otherwise verified, and is not passing upon and assumes no responsibility for the accuracy or completeness of, the information contained or incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto and (ii) in the course of the preparation of the Registration Statement and the Prospectus by the Issuer and the Guarantor, such counsel participated in conferences with representatives of the Issuer and the Guarantor, the independent public accountants of the Issuer and the Guarantor and the Underwriters and their counsel with respect thereto, and that such counsel's examination of the Registration Statement and the Prospectus and such counsel's participation in the above-mentioned conferences did not cause such counsel to believe that the Registration Statement or any amendment thereto (except as to the financial statements and related schedules and other financial information contained or incorporated by reference therein, as to which such counsel need not express a belief), at the time the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (other than the financial statements and related schedules and other financial information contained or incorporated by reference therein, as to which such counsel need not express a belief), at the time it was filed pursuant to Rule 424(b) or on the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    In rendering such opinion, such counsel may state that he expresses no opinion other than as to the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States. No persons other than the Underwriters shall be entitled to rely on such opinion, and such opinion may not be furnished or referred to, or quoted from, any other person.

                         (ii) The favorable opinion or opinions, dated as of the
               applicable Closing Time, of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the matters set forth (G) through (I), inclusive, of subsection (b)(i) of this Section. In addition to the matters set forth above, such opinion shall also include a statement to the effect that in the course of the preparation of the Registration Statement and the Prospectus by the Issuer and the Guarantor, such counsel participated in conferences with representatives of the Issuer and the Guarantor, the independent public accountants of the Issuer and the Guarantor and the Underwriters with respect thereto, and that such counsel's examination of the Registration Statement and the Prospectus and such counsel's participation in the above-mentioned conferences did not cause such counsel to believe that the Registration Statement or any amendment thereto (except as to the financial statements and related schedules and other financial information contained or incorporated by reference therein, as to which such counsel need not express a belief), at the time the Registration Statement or amendment became effective, contained and untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (other than the financial statements and related schedules and other financial information contained or incorporated by reference therein, as to which such counsel need not express a belief), at the time it was filed pursuant to Rule 424(b) or on the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (c) The Representatives shall have received a certificate of the President or a Vice President of the Issuer and the Guarantor, dated as of the Closing Time, to the effect that the representations and warranties of the Issuer and the Guarantor contained in Section 1 are true and correct, in all material respects, with the same force and effect as though expressly made at the Closing Time and all conditions to be performed at or prior to Closing have been performed, in all material respects.

                    (d) The Representatives shall have received from Ernst &
               Young LLP a letter, dated as of the Closing Time, covering periods up to a date not more than five business days preceding the date of the letter, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the 1933 Act and the applicable published rules and regulations thereunder and setting forth the Statements in Annex I.

                    (e) At the Closing Time counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Offered Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained.

                    (f) On or after the date hereof to the Closing Time (i) no downgrading shall have occurred in the rating accorded the Issuer's or the Guarantor's debt securities by any _nationally recognized statistical rating organization_, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Issuer's or the Guarantor's debt securities

          If any condition specified in this Agreement shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Issuer at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in
          Section 5.

                    Section 5. PAYMENT OF EXPENSES. The Guarantor and Issuer will pay all expenses incident to the performance of either of their obligations under this Agreement, including (a) the printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and all amendments thereto, and the typing and duplicating or printing of this Agreement and any agreement among the Underwriters, (b) the preparation, issuance and delivery of the Offered Securities to the Underwriters, (c) the fees and disbursements of the Issuer's counsel and accountants, (d) the qualification of the Offered Securities under securities laws in accordance with the provisions of Section 3(g), including filing fees and the reasonable fee and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (e) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto, and of any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto, (f) the printing and delivery to the Underwriters of copies of the Indenture and any Blue Sky Survey and Legal Investment Survey, (g) the fees of rating agencies, (h) the fees of the National Association of Securities Dealers, if any, and (i) the fees and expenses, if any, incurred in connection with the listing of the Offered Securities on any exchange.

                    If this Agreement is terminated by the Representatives in accordance with the provisions of Section 4 or Section 9, the Issuer shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

                    Section 6.  INDEMNIFICATION.

                    (a) The Guarantor and Issuer, jointly and severally, will
               indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter becomes subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither Guarantor nor Issuer shall be liable (i) in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Guarantor or Issuer by such Underwriter expressly for use therein and (ii) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Offered Securities to a person as to whom there was not sent by commercially reasonable means, at or prior to the written confirmation of such sale, a copy of the Prospectus in any case where such delivery is required by the Act, and the loss, claim, damage or liability of such Underwriter results from any untrue statement or omission of a material fact contained in the Preliminary Prospectus that was corrected in the Prospectus.

                    (b) Each Underwriter will, severally and not jointly,
               indemnify and hold harmless Guarantor and Issuer against any losses, claims, damages or liabilities to which Guarantor and Issuer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration State ment or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Issuer by such Underwriter expressly for use therein; and will reimburse Guarantor and Issuer for any legal or other expenses reasonably incurred by Guarantor and Issuer in connection with investigating or defending any such action or claim as such expenses are incurred.

                    (c) Promptly after receipt by an indemnified party under
               subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnifying party otherwise than under such subsection. In case any such action shall be brought against any indemnifying party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party (which consent will not be unreasonably withheld), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and
               (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                    Section 7.  CONTRIBUTION

                    (a) If the indemnification provided for in Section 6 is
               unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by Guarantor and Issuer on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 6(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of Guarantor and Issuer on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by Guarantor and Issuer on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under this Agreement (before deducting expenses) received by the Issuer bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Securities purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Guarantor and Issuer on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                         Guarantor and Issuer and the Underwriters agree that it
               would not be just and equitable if contributions pursuant to this subsection (a) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (a). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (a) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (a), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (with the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (a) to contribute are several in proportion to their respective underwriting obligations and not joint.

                    (b) The obligations of Guarantor and Issuer under Section 6 and Section 7(a) shall be in addition to any liability which Guarantor and Issuer may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act, and the obligations of the Underwriters under Section 6 and Section 7(a) shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of Guarantor and Issuer and to each person, if any, who controls Guarantor and Issuer within the meaning of the Act.

                    Section 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO
               SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of Guarantor and Issuer submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of Guarantor and Issuer, and shall survive delivery of any Offered Securities to the Underwriters.

                    Section 9. TERMINATION. The Representatives may also terminate this Agreement, immediately upon notice to the Issuer, at any time at or prior to the Closing Time (a) if there has occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Offered Securities or enforce contracts for the sale of the Offered Securities or (b) if trading generally on the New York Stock Exchange has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by said exchange or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by Federal or New York authorities. In the event of any such termination, the covenant set forth in Section 3(c), the provisions of Section 5, the indemnity agreement set forth in Section 6, the contribution provisions set forth in Section 7 and the provisions of Sections 8 and 13 shall remain in effect.

                    Section 10. DEFAULT. If one or more of the Underwriters shall fail at the Closing Time to purchase the Offered Securities which it or they are obligated to purchase hereunder (the "Defaulted Securities"), then the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, during such 24 hours the Representatives shall not have completed such arrangements for the purchase of all of the Defaulted Securities, then:

                    (a) If the aggregate principal amount of Defaulted
               Securities does not exceed 10% of the aggregate principal amount of the Offered Securities to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters, or

                    (b) If the aggregate principal amount of Defaulted
               Securities exceeds 10% of the aggregate principal amount of the Offered Securities to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability on the part of any non-defaulting Underwriter or the Company.

                    No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

                    In the event of a default by any Underwriter or Underwriters as set forth in this Section, either the Representatives or the Company shall have the right to postpone the Closing Time for a period of not exceeding seven days in order that any required change in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

                    Section 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at the address or addresses specified in Schedule II to the Special Provisions; notices to the Company shall be directed to it at One Centennial Avenue, P.O. Box 6820, Piscataway, NJ 08855-6820, Attention: Secretary.

                    Section 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, Issuer and Guarantor and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Offered Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                    Section 13.  GOVERNING LAW.   This Agreement shall be
          governed by the laws of the State of New York applicable to agreements made and to be performed therein.

                                                                       EXHIBIT A


                             PRINCIPAL SUBSIDIARIES


          Name                             Jurisdiction of
                                           Incorporation

          American Standard Inc.           Delaware

          Wabco Standard Trane Inc.        Canada (Ontario)

          Wabco Westinghouse Equipments    France
          Automobiles SNC

          Societe Trane                    France

          Wabco Standard GmbH              Germany

          Wabco GmbH (formerly Wabco       Germany
          Westinghouse Fahrzeugbremsen)

          Ideal Standard GmbH              Germany

          Ideal Standard SPA               Italy

          Wabco Standard Trane BV          Netherlands

          American Standard Sanitaryware   Thailand
          Thailand

          [                       ]        United Kingdom

                                                                         ANNEX I


                       Pursuant to Section 4(d) of the Underwriting Agreement,
             the accountants shall furnish letters to the Underwriters to the effect that:

                            (i) They are independent certified public
                  accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder;

                            (ii) In their opinion, the financial statements and
                  any supplementary financial information and schedules (and, if applicable, pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder;

                            (iii) They have made a review in accordance with
                  standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in Guarantor's and Issuer's quarterly reports on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of Guarantor and Issuer who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (iv)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                            (iv) On the basis of limited procedures, not
                  constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Guarantor and Issuer, inspection of the minute books of the Guarantor and Issuer since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Guarantor and Issuer responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                 (A) (i) the unaudited condensed consolidated
                            statements of income, consolidated balance sheets and consolidated statements of cash flows included the Prospectus and/or included or incorporated by reference in Guarantor's and Issuer's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in Guarantor's or Issuer's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                                 (B) any unaudited pro forma consolidated
                            condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                                 (C) as of , there have been any changes in the
                            consolidated capital stock or any increase in the consolidated long-term debt of the Company, or any decreases in consolidated net current assets or increases in stockholders' deficit or other items specified by the Underwriters, or any increases or decreases in any items specified by the Underwriters, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur, which may result from exchange rate movements, which may result from the award of shares net of repurchases of which are described in such letter; and

                                 (D) for the period from the date of the latest
                            financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (C) there were any decreases in consolidated net revenues or consolidated net income or other items specified by the Underwriters, or any increases in any items specified by the Underwriters, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Underwriters, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                            (v) In addition to the examination referred to in
                  their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Underwriters which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Underwriters or in documents incorporated by reference in the Prospectus specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of Guarantor and Issuer and have found them to be in agreement.